BlackRock Capital Appreciation Fund, Inc.

(the “Fund”)

Supplement dated September 11, 2017 to the

Prospectuses of the Fund, each dated January 27, 2017, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectuses:

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to add the following:

Emerging Markets Issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

The other risks subsection under the section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks” is amended to add the following risk:

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Shareholders should retain this Supplement for future reference.

PRO-CAPAP-0917SUP